UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________

FORM 8-K
__________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 5, 2012

METROPCS COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-33409	20-0836269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2250 Lakeside Boulevard Richardson, Texas	75082-4304
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 214-570-5800

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On December 5, 2012, MetroPCS Communications, Inc., a Delaware Corporation (“MetroPCS” or the “Company”), announced that it had entered into a letter agreement (the “Letter Agreement”) with Deutsche Telekom AG, an Aktiengesellschaft organized in Germany (“Deutsche Telekom”). Among other things, the Letter Agreement amends Exhibit G to the Business Combination Agreement, dated as of October 3, 2012 (the “Business Combination Agreement”), among the Company, Deutsche Telekom, T-Mobile Global Zwischenholding GmbH, a Gesellschaft mit beschränkter Haftung organized in Germany, T-Mobile Global Holding GmbH, a Gesellschaft mit beschränkter Haftung organized in Germany, and T-Mobile USA, Inc., a Delaware corporation (“T-Mobile”). The Business Combination Agreement was previously filed as a material definitive agreement under Item 1.01 on the Form 8-K filed by the Company on October 3, 2012.
The Company and Deutsche Telekom entered into the Letter Agreement in connection with the consent solicitation (the “Consent Solicitation”) by MetroPCS Wireless, Inc., a Delaware corporation and a wholly owned indirect subsidiary of the Company (“Wireless”), announced on December 5, 2012, pursuant to which Wireless is seeking the consent of the noteholders of its 7 7/8% Senior Notes due 2018 and its 6 5/8% Senior Notes due 2020 (collectively, the “Notes”) to amend the indentures governing such Notes. Among other things, the proposed amendments to such indentures would conform the covenants, events of default and other non-economic terms currently applicable to the Notes to certain covenants, events of default and other non-economic terms that are anticipated to apply to certain notes to be sold by T-Mobile to Deutsche Telekom or a subsidiary thereof (the “Deutsche Telekom Notes”), and to certain new notes that may be issued by Wireless and assumed by T-Mobile, upon consummation of the transactions contemplated by the Business Combination Agreement (the “New Notes”).
The Business Combination Agreement requires that the covenants, events of default and other non-economic terms of the Deutsche Telekom Notes and any New Notes conform to Exhibit G of the Business Combination Agreement.
Pursuant to the Letter Agreement, the Company and Deutsche Telekom have agreed to amend Exhibit G to the Business Combination Agreement to reflect certain of the proposed amendments to the covenants, events of default and other non-economic terms that would be made applicable to the Notes as a result of the Consent Solicitation, as more fully described in the solicitation statement relating thereto. For more information regarding the terms of the Consent Solicitation, see the Form 8-K filed by the Company on December 5, 2012.
A copy of the Letter Agreement, including Exhibit A thereto (which contains a description of the amendments to Exhibit G to the Business Combination Agreement), is attached hereto as Exhibit 2.1 and incorporated herein by reference. The description provided above is a summary and the foregoing description of the amendment to Exhibit G to the Business Combination Agreement and the other terms of the Letter Agreement is qualified in its entirety by the full text of the Letter Agreement, including Exhibit A thereto.
Additional Information and Where to Find It
This Current Report on Form 8-K relates to a proposed transaction between MetroPCS and Deutsche Telekom. In connection with the proposed transaction, MetroPCS filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement on November 16, 2012. The preliminary proxy statement is not final and will be superseded by a definitive proxy statement to be filed by MetroPCS with the SEC. Investors and security holders are urged to read carefully the preliminary proxy statement and the definitive proxy statement and all other relevant documents filed with the SEC or sent to stockholders as they become available because they will contain important information about the proposed transaction. All documents, when filed, will be available free of charge at the SEC's website (www.sec.gov). You may also obtain these documents by contacting MetroPCS' Investor Relations department at 214-570-4641, or via e-mail at investor_relations@metropcs.com. The definitive proxy statement will be mailed to MetroPCS' stockholders. This communication does not constitute a solicitation of any vote or approval.
Participants in the Solicitation
MetroPCS and its directors and executive officers will be deemed to be participants in any solicitation of proxies in connection with the proposed transaction. Information about MetroPCS' directors and executive officers is available in MetroPCS' proxy statement, dated April 16, 2012, for its 2012 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the preliminary proxy statement and will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the definitive proxy statement carefully when it becomes available before making any voting or investment decisions.
Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K includes “forward-looking statements” for the purpose of the “safe harbor” provisions within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Any statements made in this Current Report on Form 8-K that are not statements of historical fact, including statements about when the parties expect that the proposed transaction will close, whether and when the DOJ or other governmental agencies will approve the transaction, MetroPCS' timeframe for compliance with the Second Request, and statements about our beliefs, opinions, projections, and expectations, are forward-looking statements and should be evaluated as such. These forward-looking statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “views,” “projects,” “should,” “would,” “could,” “may,” “become,” “forecast,” and other similar expressions.
All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of MetroPCS, Deutsche Telekom and T-Mobile and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive the required stockholder approvals or required regulatory approvals, the taking of governmental action (including the passage of legislation) to block the transaction, the failure to satisfy other closing conditions, the possibility that the expected synergies will not be realized, or will not be realized within the expected time period, the significant capital commitments of MetroPCS and T-Mobile, global economic conditions, fluctuations in exchange rates, competitive actions taken by other companies, natural disasters, difficulties in integrating the two companies, disruption from the transaction making it more difficult to maintain business and operational relationships, actions taken or conditions imposed by governmental or other regulatory authorities and the exposure to litigation. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in MetroPCS' 2011 Annual Report on Form 10-K, filed February 29, 2012, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, filed October 30, 2012, and other filings with the SEC available at the SEC's website (www.sec.gov).

The forward-looking statements speak only as to the date made, are based on current assumptions and expectations, and are subject to the factors above, among others, and involve risks, uncertainties and assumptions, many of which are beyond our ability to control or ability to predict. You should not place undue reliance on these forward-looking statements. MetroPCS, Deutsche Telekom and T-Mobile do not undertake a duty to update any forward-looking statement to reflect events after the date of this Current Report on Form 8-K, except as required by law.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

EXHIBIT NUMBER		DESCRIPTION

2.1	—	Letter Agreement, dated December 5, 2012, between MetroPCS Communications, Inc. and Deutsche Telekom AG.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPCS COMMUNICATIONS, INC.

Date: December 7, 2012	By:	/s/ Christine Kornegay
Christine Kornegay Senior Vice President, Controller & Chief Accounting Officer